Banc of America

                            Deal Summary   Report                                                            bm04001
                            Assumptions                                                                     Collateral
Settlement   30-Jan-2004    Prepay         A]300 PSA] 300 PSA] 40 CPR         Balance          WAC    WAM  Age  WAL   Dur
1st          25-Feb-2004    Default        0 CDR                              $774,662,744.90  6.313  307  17   4.154 1.07293
Date                        Recovery       0 months
Pay                         Severity       0%

Tranche      Balance        Coupon        Principal       Avg   Dur Yield Spread Bench Price $@1bp Accrued NetNet  Dated     Notes
Name                                      Window          Life              bp           %         Int(M)   (MM)   Date
PO            1,684,723.00   0.00000      02/04 - 01/34   4.043                                                    01-Jan-04 CPT
30IO        289,759,094.86   0.30488      02/04 - 01/34   5.684                                                    01-Jan-04 CPT_I0
1AR                  50.00   5.50000      02/04 - 02/04   0.069                                                    01-Jan-04 FIX
1AMR                 25.00   5.50000      02/04 - 02/04   0.069                                                    01-Jan-04 FIX
1ALR                 25.00   5.50000      02/04 - 02/04   0.069                                                    01-Jan-04 FIX
1A13         25,000,000.00   4.00000      02/04 - 02/11   3.750                                                    01-Jan-04 FIX
1A14         36,371,000.00   4.00000      02/04 - 03/07   1.925                                                    01-Jan-04 FIX
1A15         51,918,000.00   4.62500      03/07 - 02/11   5.028                                                    01-Jan-04 FIX
1A16         25,962,272.65   5.50000      02/04 - 02/13   3.617                                                    01-Jan-04 CPT-I0
1A17         21,231,000.00   5.25000      02/11 - 02/13   7.990                                                    01-Jan-04 FIX
1A18         22,864,000.00   5.50000      02/13 - 12/17  10.990                                                    01-Jan-04 FIX
1A19          8,594,000.00   5.50000      12/17 - 12/33  17.323                                                    01-Jan-04 FIX
1A1           8,249,000.00   5.50000      02/04 - 12/07   2.282                                                    01-Jan-04 FIX
1A5          12,000,000.00   5.50000      02/04 - 12/07   2.282                                                    01-Jan-04 FIX
1A8           2,500,000.00   2.70000      02/04 - 12/07   2.282                                                    01-Jan-04 FLT
1A9           2,500,000.00   8.30000      02/04 - 12/07   2.282                                                    01-Jan-04 INV
1A10         20,248,250.00   3.25000      02/04 - 12/07   2.282                                                    01-Jan-04 FLT
1A11          6,821,603.00  11.13095      02/04 - 12/07   2.282                                                    01-Jan-04 INV
1A12          2,382,147.00   8.50000      02/04 - 12/07   2.282                                                    01-Jan-04 INV
1A2           4,431,000.00   5.50000      12/07 - 07/08   4.191                                                    01-Jan-04 FIX
1A20          1,500,000.00   5.50000      12/07 - 07/08   4.191                                                    01-Jan-04 FIX
1A3           7,929,000.00   5.50000      07/08 - 11/10   5.361                                                    01-Jan-04 FIX
1A7           5,000,000.00   5.50000      07/08 - 11/10   5.361                                                    01-Jan-04 FIX
1A6           3,000,000.00   5.50000      11/10 - 01/34  13.318                                                    01-Jan-04 FIX
1A4          12,023,000.00   5.50000      11/10 - 01/34  13.318                                                    01-Jan-04 FIX
1B1           4,210,000.00   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX
1B2           1,579,000.00   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America

1B3             789,000.00   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX
1B4             526,000.00   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX
1B5             395,000.00   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX
1B6             395,101.14   5.50000      02/04 - 01/34  10.309                                                    01-Jan-04 FIX
2A1         105,017,000.00   5.50000      02/04 - 01/34   5.558                                                    01-Jan-04 FIX
2A2           3,026,000.00   5.50000      02/04 - 01/34   5.558                                                    01-Jan-04 FIX
XB1           1,631,000.00   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
XB2             592,000.00   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
XB3             445,000.00   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
XB4             222,000.00   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
XB5             223,000.00   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
XB6             148,436.54   5.37314      02/04 - 01/34   9.543                                                    01-Jan-04 WAC
15IO         66,594,882.75   0.26475      02/04 - 01/19   4.524                                                    01-Jan-04 CPT_I0
3A1          84,959,000.00   5.00000      02/04 - 01/19   4.489                                                    01-Jan-04 FIX
3B1             561,000.00   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
3B2             172,000.00   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
3B3             130,000.00   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
3B4             129,000.00   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
3B5              43,000.00   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
3B6              87,036.77   5.00000      02/04 - 01/19   7.290                                                    01-Jan-04 FIX
4A1          35,688,000.00   5.00000      02/04 - 01/19   4.480                                                    01-Jan-04 FIX
4A2           1,029,000.00   5.00000      02/04 - 01/19   4.480                                                    01-Jan-04 FIX
5IO         243,611,355.35   0.50159      02/04 - 09/30   1.921                                                    01-Jan-04 NTL_I0
5A1         270,877,000.00   6.50000      02/04 - 08/33   1.800                                                    01-Jan-04 FIX
5B1           3,879,000.00   6.50000      02/04 - 07/33   7.701                                                    01-Jan-04 FIX
5B2             555,000.00   6.50000      02/04 - 05/33   7.701                                                    01-Jan-04 FIX
5B3             415,000.00   6.50000      02/04 - 04/33   7.701                                                    01-Jan-04 FIX
5B4             277,000.00   6.50000      02/04 - 03/33   7.701                                                    01-Jan-04 FIX
5B5             277,000.00   6.50000      02/04 - 03/33   7.701                                                    01-Jan-04 FIX
5B6             139,347.45   6.50000      02/04 - 11/32   7.701                                                    01-Jan-04 FIX

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America

Yield Curve                                           Swaps
Mat         6MO     2YR    3YR    5YR   10YR  30YR    1MO    3MO   6MO    2YR   3YR     5YR      10YR      30YR
Yld         0.930   1.612  2.044  2.954 3.970 4.856   1.12   1.17  2.01   2.59  3.41    4.43     5.23

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A1
Banc of America

Balance      $8,249,000.00    Delay        24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000          Dated        01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004       First        02/25/2004
                              Payment

Price             LIBOR_1MO=   LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,   LIBOR_1MO=,
                  1.10, 5 CPR  10 CPR      12 CPR      15 CPR       20 CPR      25 CPR       30 CPR       35 CPR        40 CPR
                  Yield        Yield       Yield       Yield        Yield       Yield        Yield        Yield         Yield
100-28.500         5.431       5.195       4.709       4.043        3.328       2.647        1.964        1.263          0.552
100-29.500         5.428       5.186       4.688       4.006        3.273       2.576        1.876        1.158          0.430
100-30.500         5.425       5.177       4.667       3.968        3.218       2.504        1.788        1.053          0.309
100-31.500         5.422       5.168       4.646       3.931        3.164       2.433        1.700        0.949          0.187
101-00.500         5.418       5.159       4.626       3.894        3.109       2.362        1.613        0.844          0.065
101-01.500         5.415       5.150       4.605       3.857        3.054       2.291        1.525        0.740         -0.056
101-02.500         5.412       5.141       4.584       3.819        3.000       2.220        1.438        0.635         -0.178
101-03.500         5.409       5.132       4.563       3.782        2.945       2.149        1.350        0.531         -0.299
101-04.500         5.406       5.123       4.542       3.745        2.891       2.078        1.263        0.427         -0.420
101-05.500         5.402       5.114       4.522       3.708        2.836       2.007        1.175        0.323         -0.541
101-06.500         5.399       5.105       4.501       3.671        2.782       1.936        1.088        0.219         -0.662
101-07.500         5.396       5.096       4.480       3.634        2.728       1.865        1.001        0.115         -0.782
101-08.500         5.393       5.087       4.459       3.597        2.673       1.795        0.914        0.011         -0.903

             WAL  15.371       4.431       1.630       0.866        0.581       0.442        0.357        0.297          0.254
        Mod Durn   9.509       3.433       1.479       0.828        0.564       0.433        0.352        0.295          0.254
   Mod Convexity   1.464       0.304       0.054       0.014        0.007       0.005        0.003        0.003          0.002
Principal Window  Feb04-Jun26  Feb04-Nov17 Feb04-May13 Feb04-Feb06  Feb04-Apr05 Feb04-Dec04  Feb04-Oct04  Feb04-Aug04   Feb04-Jul04

       LIBOR_1MO   1.10        1.10        1.10        1.10         1.10        1.10         1.10         1.10           1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                bm04001 -- 1A20

Banc of America

Balance        $1,500,000.00     Delay       24            WAC(1)      5.982821739     WAM(1)       359
Coupon         5.50000           Dated       01/01/2004    NET(1)      5.729322        WALA(1)      0
Settle         01/30/2004        First       02/25/2004
                                 Payment

Price          LIBOR_1MO=   LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,
               1.10, 5 CPR  10 CPR       12 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR
               Yield        Yield        Yield        Yield        Yield        Yield        Yield        Yield        Yield
100-28.500     5.466        5.436        5.404        4.978        4.570        4.217        3.871        3.515        3.132
100-29.500     5.463        5.433        5.400        4.964        4.546        4.184        3.830        3.465        3.072
100-30.500     5.461        5.430        5.396        4.950        4.521        4.151        3.788        3.415        3.013
100-31.500     5.458        5.427        5.392        4.935        4.497        4.118        3.747        3.364        2.953
101-00.500     5.456        5.424        5.388        4.921        4.473        4.085        3.705        3.314        2.893
101-01.500     5.454        5.421        5.384        4.906        4.448        4.052        3.663        3.264        2.834
101-02.500     5.451        4.418        5.380        4.892        4.424        4.018        3.622        3.214        2.774
101-03.500     5.449        5.414        5.376        4.878        4.399        3.985        3.581        3.164        2.715
101-04.500     5.446        5.411        5.372        4.863        4.375        3.952        3.539        3.114        2.656
101-05.500     5.444        5.408        5.368        4.849        4.351        3.919        3.498        3.064        2.596
101-06.500     5.442        5.405        5.364        4.835        4.326        3.886        3.456        3.013        2.537
101-07.500     5.439        5.402        5.360        4.820        4.302        3.853        3.415        2.963        2.478
101-08.500     5.437        5.399        5.357        4.806        4.277        3.821        3.373        2.913        2.418

          WAL 23.020       14.648       10.567        2.331        1.335        0.974        0.770        0.633        0.532
     Mod Durn 12.815        9.849        7.835        2.139        1.262        0.932        0.742        0.614        0.518
Mod Convexity  2.350        1.269        0.769        0.058        0.022        0.013        0.009        0.007        0.005
    Principal Jun26-Aug27  Nov17-Jul19  May13-Oct15   Feb06-Sep06  Apr05-Jun05  Dec04-Feb05  Oct04-Nov04  Aug04-Sep04  Jul04-Aug04
       Window

 LIBOR_1MO    1.10        1.10        1.10         1.10        1.10        1.10         1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                bm04001 -- 1A2

Banc of America

Balance        $4,431,000.00     Delay       24            WAC(1)      5.982821739     WAM(1)       359
Coupon         5.50000           Dated       01/01/2004    NET(1)      5.729322        WALA(1)      0
Settle         01/30/2004        First       02/25/2004
                                 Payment

Price          LIBOR_1MO=   LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,
               1.10, 5 CPR  10 CPR       12 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR
               Yield        Yield        Yield        Yield        Yield        Yield        Yield        Yield        Yield
100-28.500     5.466        5.436        5.404        4.978        4.570        4.217        3.871        3.515        3.132
100-29.500     5.463        5.433        5.400        4.964        4.546        4.184        3.830        3.465        3.072
100-30.500     5.461        5.430        5.396        4.950        4.521        4.151        3.788        3.415        3.013
100-31.500     5.458        5.427        5.392        4.935        4.497        4.118        3.747        3.364        2.953
101-00.500     5.456        5.424        5.388        4.921        4.473        4.085        3.705        3.314        2.893
101-01.500     5.454        5.421        5.384        4.906        4.448        4.052        3.663        3.264        2.834
101-02.500     5.451        5.418        5.380        4.892        4.424        4.018        3.622        3.214        2.774
101-03.500     5.449        5.414        5.376        4.878        4.399        3.985        3.581        3.164        2.715
101-04.500     5.446        5.411        5.372        4.863        4.375        3.952        3.539        3.114        2.656
101-05.500     5.444        5.408        5.368        4.849        4.351        3.919        3.498        3.064        2.596
101-06.500     5.442        5.405        5.364        4.835        4.326        3.886        3.456        3.013        2.537
101-07.500     5.439        5.402        5.360        4.820        4.302        3.853        3.415        2.963        2.478
101-08.500     5.437        5.399        5.357        4.806        4.277        3.821        3.373        2.913        2.418

          WAL 23.020       14.648       10.567        2.331        1.335        0.974        0.770        0.633        0.532
     Mod Durn 12.815        9.849        7.835        2.139        1.262        0.932        0.742        0.614        0.518
Mod Convexity  2.350        1.269        0.769        0.058        0.022        0.013        0.009        0.007        0.005
    Principal Jun26-Aug27  Nov17-Jul19  May13-Oct15   Feb06-Sep06  Apr05-Jun05  Dec04-Feb05  Oct04-Nov04  Aug04-Sep04  Jul04-Aug04
       Window

 LIBOR_1MO    1.10        1.10        1.10         1.10        1.10        1.10         1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 - 1A12

Banc of America

Balance      $2,382,147.00    Delay      24            Index          LIBOR_1MO    WAC(1)     5.982821739    WAM(1)       359
Coupon       8.50000          Dated      01/01/2004    Mult/Margin    -8.5/59.5    NET(1)     5.729322       WALA(1)      0
Settle       01/30/2004       First      02/25/2004    Cap/Floor      8.5/0
                              Payment

Price         LIBOR_1MO=  LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=,
              1.10, 5 CPR 10 CPR      12 CPR       15 CPR       20 CPR      25 CPR       30 CPR       35 CPR      40 CPR

               Yield      Yield       Yield        Yield        Yield       Yield        Yield        Yield       Yield
100-28.500     8.460      8.165       7.603        6.837        6.000       5.204        4.404        3.585       2.754
100-29.500     8.456      8.154       7.581        6.798        5.945       5.131        4.315        3.479       2.631
100-30.500     8.452      8.144       7.559        6.760        5.889       5.059        4.226        3.372       2.507
100-31.500     8.448      8.134       7.536        6.722        5.833       4.986        4.137        3.266       2.384
101-00.500     8.444      8.124       7.514        6.683        5.777       4.914        4.048        3.160       2.261
101-01.500     8.440      8.113       7.492        6.645        5.721       4.841        3.959        3.055       2.138
101-02.500     8.436      8.103       7.470        6.607        5.666       4.769        3.870        2.949       2.015
101-03.500     8.432      8.093       7.448        6.569        5.610       4.697        3.781        2.843       1.893
101-04.500     8.428      8.083       7.426        6.531        5.554       4.625        3.693        2.738       1.770
101-05.500     8.424      8.073       7.405        6.492        5.499       4.553        3.604        2.632       1.648
101-06.500     8.420      8.063       7.383        6.454        4.443       4.480        3.515        2.527       1.525
101-07.500     8.416      8.052       7.361        6.416        5.388       4.408        3.427        2.421       1.403
101-08.500     8.412      8.042       7.339        6.378        5.332       4.336        3.339        2.316       1.281

          WAL 15.371      4.431       1.630        0.866        0.581       0.442        0.357        0.297       0.254
     Mod Durn  7.590      3.012       1.396        0.804        0.551       0.425        0.346        0.290       0.250
Mod Convexity  1.035      0.244       0.049        0.013        0.007       0.004        0.003        0.003       0.002
    Principal Feb04-Jun26 Feb04-Nov17 Feb04-May13  Feb04-Feb06  Feb04-Apr05 Feb04-Dec04  Feb04-Oct04  Feb04-Aug04 Feb04-Jul04
       Window

 LIBOR_1MO      1.10       1.10        1.10         1.10         1.10        1.10         1.10         1.10        1.10



Yield Curve     Mat          6MO           2YR          3YR           5YR          10YR          30YR
                Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                bm04001 -- 1A11

Banc of America

Balance      $6,821,603.00    Delay       24           Index      LIBOR_1MO        WAC(1)     5.982821739    WAM(1)       359
Coupon       11.13095         Dated       01/01/2004   Mult/      -2.96825395/     NET(1)     5.729322       WALA(1)      0
                                                       Margin     17.80952372
Settle       01/30/2004       First       02/25/2004   Cap/       17.80952372/0.
                              Payment                  Floor

Price            LIBOR_1MO=    LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,
                 1.10,5 CPR    10 CPR      12 CPR       15 CPR       20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
                 Yield         Yield       Yield        Yield        Yield        Yield        Yield       Yield        Yield
100-28.500       13.730        12.731      11.011       9.308        8.361        7.461        6.558       5.633        4.695
100-29.500       13.725        12.719      10.988       9.269        8.304        7.388        6.468       5.526        4.571
100-30.500       13.719        12.707      10.965       9.230        8.248        7.314        6.378       5.418        4.446
100-31.500       13.714        12.696      10.942       9.191        8.191        7.240        6.287       5.311        4.322
101-00.500       13.708        12.684      10.919       9.151        8.134        7.167        6.197       5.204        4.197
101-01.500       13.703        12.672      10.896       9.112        8.077        7.093        6.107       5.097        4.073
101-02.500       13.697        12.660      10.873       9.073        8.020        7.020        6.017       4.990        3.949
101-03.500       13.692        12.649      10.850       9.034        7.964        6.947        5.927       4.883        3.825
101-04.500       13.687        12.637      10.827       8.995        7.907        6.873        5.837       4.776        3.701
101-05.500       13.681        12.625      10.804       8.956        7.850        6.800        5.747       4.669        3.578
101-06.500       13.676        12.614      10.781       8.917        7.794        6.727        5.658       4.563        3.454
101-07.500       13.670        12.602      10.758       8.878        7.737        6.654        5.568       4.456        3.331
101-08.500       13.665        12.590      10.735       8.839        7.681        6.581        5.479       4.350        3.207

             WAL 15.371         4.431       1.630       0.866        0.581        0.442        0.357       0.297        0.254
        Mod Durn  5.665         2.614       1.333       0.783        0.540        0.418        0.341       0.287        0.247
   Mod Convexity  0.627         0.185       0.044       0.013        0.007        0.004        0.003       0.002        0.002
Principal Window Feb04-Jun26   Feb04-Nov12 Feb04-May13  Feb04-Feb06  Feb04-Apr05  Feb04-Dec04  Feb04-Oct04 Feb04-Aug04  Feb04-Jul04

       LIBOR_1MO   1.10          1.10        1.10        1.10         1.10         1.10         1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                bm04001 -- 1A10

Banc of America

Balance        $20,248,250.00      Delay     24            Index          LIBOR_1MO     WAC(1)   5.982821739    WAM(1)     359
Coupon         3.25000             Dated     01/01/2004    Mult/Margin    1.0/1         NET(1)   5.7299322      WALA(1)    0
Settle         01/30/2004          First     02/25/2004    Cap/Floor      8/1
                                   Payment

Price             LIBOR_1MO=   LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,     LIBOR_1MO=,
                  1.10,5 CPR   10 CPR      12 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR          40 CPR
                  Yield        Yield       Yield       Yield       Yield       Yield       Yield       Yield           Yield
100-28.500         2.177       2.200       2.215       1.961       1.337        0.742       0.144      -0.469          -1.091
100-29.500         2.175       2.192       2.195       1.925       1.283        0.672       0.058      -0.572          -1.212
100-30.500         2.172       2.184       2.175       1.888       1.229        0.601      -0.029      -0.676          -1.332
100-31.500         2.170       2.176       2.155       1.852       1.176        0.531      -0.116      -0.780          -1.453
101-00.500         2.167       2.169       2.135       1.815       1.122        0.461      -0.203      -0.883          -1.573
101-01.500         2.165       2.161       2.115       1.779       1.068        0.390      -0.289      -0.987          -1.694
101-02.500         2.162       2.153       2.095       1.743       1.014        0.320      -0.376      -1.090          -1.814
101-03.500         2.160       2.145       2.075       1.706       0.961        0.250      -0.462      -1.193          -1.934
101-04.500         2.157       2.137       2.055       1.670       0.907        0.180      -0.549      -1.296          -2.054
101-05.500         2.155       2.129       2.035       1.633       0.853        0.110      -0.635      -1.399          -2.174
101-06.500         2.152       2.121       2.015       1.597       0.800        0.040      -0.721      -1.502          -2.294
101-07.500         2.150       2.113       1.995       1.561       0.746       -0.030      -0.808      -1.605          -2.414
101-08.500         2.147       2.106       1.975       1.525       0.693       -0.099      -0.894      -1.708          -2.533

             WAL  15.371       4.431       1.630       0.866       0.581        0.442       0.357       0.297           0.254
        Mod Durn  12.355       3.911       1.547       0.847       0.574        0.440       0.356       0.299           0.257
   Mod Convexity   2.167       0.380       0.060       0.014       0.007        0.005       0.003       0.003           0.002
Principal Window  Feb04-Jun26  Feb04-Nov17 Feb04-May13 Feb04-Feb06 Feb04-Apr05 Feb04-Dec04 Feb04-Oct04 Feb04-Aug04     Feb04-Jul04

LIBOR_1MO          1.10        1.10        1.10        1.10        1.10         1.10        1.10        1.10            1.10

Yield Curve       Mat          6MO         2YR         3YR         5YR         10YR        30Yr
                  Yld          0.930       1.612       2.044       2.954       3.970       4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A9

Banc of America

Balance  $2,500,000.00  Delay    24           Index          LIBOR_1MO   WAC(1)    5.982821739 WAM(1)   359
Coupon   8.30000        Dated    01/01/2004   Mult/Margin    -1/9.4      NET(1)    5.729322    WALA(1)  0
Settle   01/30/2004     First    02/25/2004   Cap/Floor      9.4/3.5
                        Payment

Price            LIBOR_1MO=   LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=. LIBOR_1MO=,
                 1.10, 5 CPR  10 CPR      12 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR      40 CPR
                 Yield        Yield       Yield        Yield        Yield        Yield        Yield        Yield       Yield
100-28.500        8.257       7.966       7.409        6.650        5.822        5.033        4.241        3.430       2.607
100-29.500        8.253       7.956       7.387        6.611        5.766        4.960        4.152        3.323       2.484
100-30.500        8.249       7.946       7.365        6.573        5.710        4.888        4.063        3.217       2.360
101-31.500        8.245       7.936       7.343        6.535        5.654        4.815        3.974        3.111       2.237
101-00.500        8.241       7.925       7.321        6.497        5.599        4.743        3.885        3.006       2.114
101-01.500        8.237       7.915       7.299        6.459        5.543        4.671        3.796        2.900       1.992
101-02.500        8.234       7.905       7.277        6.420        5.487        4.599        3.707        2.794       1.869
101-03.500        8.230       7.895       7.255        6.382        5.432        4.526        3.619        2.689       1.746
101-04.500        8.226       7.885       7.234        6.344        5.376        4.454        3.530        2.583       1.624
101-05.500        8.222       7.875       7.212        6.306        5.321        4.382        3.442        2.478       1.501
101-06.500        8.218       7.865       7.190        6.268        5.265        4.310        3.353        2.372       1.379
101-07.500        8.214       7.855       7.168        6.230        5.210        4.238        3.265        2.267       1.257
101-08.500        8.210       7.845       7.146        6.192        5.154        4.166        3.176        2.162       1.135

             WAL 15.371       4.431       1.630        0.866        0.581        0.442        0.357        0.297       0.254
        Mod Durn  7.699       3.037       1.402        0.805        0.552        0.425        0.346        0.291       0.250
   Mod Convexity  1.059       0.247       0.049        0.013        0.007        0.005        0.003        0.003       0.002
Principal Window Feb04-Jun26  Feb04-Nov17 Feb04-May13  Feb04-Feb06  Feb04-Apr05  Feb04-Dec04  Feb04-Oct04  Feb04-Aug04 Feb04-Jul04

LIBOR_1MO        1.10         1.10        1.10         1.10         1.10         1.10         1.10         1.10        1.10

Yield Curve      Mat          6MO         2YR          3YR          5YR          10YR         30YR
                 Yld          0.930       1.612        2.044        2.954        3.970        4.856


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A8

Banc of America

Balance   $2,500,000.00   Delay    24           Index         LIBOR_1MO   WAC(1)   5.982821739   WAM(1)     359
Coupon    2.70000         Dated    01/01/2004   Mult/Margin   1.0/1.6     NET(1)   5.729322      WALA(1)    0
Settle    01/30/2004      First    02/25/2004   Cap/Floor     7.5/1.6
                          Payment

Price            LIBOR_1MO=  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=,
                 1.10, 5 CPR 10 CPR       12 CPR      15 CPR      20 CPR      25 CPR       30 CPR       35 CPR      40 CPR
                  Yield      Yield        Yield       Yield       Yield       Yield        Yield        Yield       Yield
100-28.500        2.626      2.441        2.028       1.456       0.852        0.278       -0.299       -0.891      -1.491
100-29.500        2.624      2.433        2.008       1.420       0.799        0.208       -0.386       -0.994      -1.612
100-30.500        2.621      2.425        1.988       1.383       0.745        0.138       -0.472       -1.098      -1.732
100-31.500        2.619      2.417        1.968       1.347       0.691        0.067       -0.559       -1.201      -1.853
101-00.500        2.616      2.409        1.949       1.311       0.638       -0.003       -0.645       -1.304      -1.973
101-01.500        2.614      2.401        1.929       1.274       0.584       -0.073       -0.732       -1.407      -2.093
101-02.500        2.611      2.393        1.909       1.238       0.531       -0.142       -0.818       -1.511      -2.213
101-03.500        2.608      2.385        1.889       1.202       0.477       -0.212       -0.904       -1.614      -2.333
101-04.500        2.606      2.378        1.870       1.166       0.424       -0.282       -0.990       -1.716      -2.453
101-05.500        2.603      2.370        1.850       1.130       0.370       -0.352       -1.076       -1.819      -2.572
101-06.500        2.601      2.362        1.830       1.093       0.317       -0.422       -1.162       -1.922      -2.692
101-07.500        2.598      2.354        1.811       1.057       0.264       -0.491       -1.248       -2.024      -2.811
101-08.500        2.596      2.346        1.791       1.021       0.210       -0.561       -1.334       -2.127      -2.930

             WAL 15.371      4.431        1.630       0.866       0.581        0.442        0.357        0.297       0.254
        Mod Durn 12.016      3.918        1.565       0.852       0.577        0.441        0.358        0.299       0.257
   Mod Convexity  2.066      0.377        0.061       0.015       0.007        0.005        0.003        0.003       0.002
Principal Window Feb04-Jun26 Feb04-Nov17  Feb04-May13 Feb04-Feb06 Feb04-Apr05 Feb04-Dec04  Feb04-Oct04  Feb04-Aug04 Feb04-Jul04
LIBOR_1MO         1.10       1.10         1.10        1.10        1.10         1.10         1.10         1.10        1.10

Yield Curve       Mat         6MO          2yr         3yr         5yr         10yr         30yr
                  Yld         0.930        1.612       2.044       2.954       3.970        4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A4

Banc of America

Balance      $12,023,000.00    Delay       24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000           Dated       01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004        First       02/25/2004
                               Payment

Price              LIBOR_1MO=   LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,
                   1.10, 5 CPR  10 CPR       12 CPR       15 CPR      20 CPR      25 CPR      30 CPR      35 CPR       40 CPR
                   Yield        Yield        Yield        Yield       Yield       Yield       Yield       Yield        Yield
97-00.000          5.756        5.771        5.783        5.822       6.790       7.411       7.966       8.531        9.113
97-04.000          5.747        5.761        5.773        5.810       6.731       7.322       7.850       8.387        8.941
97-08.000          5.737        5.751        5.762        5.797       6.672       7.233       7.734       8.244        8.769
97-12.000          5.728        5.741        5.751        5.785       6.613       7.144       7.618       8.101        8.598
97-16.000          5.719        5.731        5.741        5.772       6.554       7.055       7.503       7.958        8.427
97-20.000          5.709        5.721        5.730        5.760       6.495       6.966       7.387       7.815        8.256
97-24.000          5.700        5.711        5.720        5.747       6.436       6.878       7.272       7.673        8.086
97-28.000          5.691        5.701        5.709        5.735       6.378       6.790       7.157       7.531        7.916
98-00.000          5.682        5.691        5.699        5.723       6.319       6.701       7.043       7.389        7.747
98-04.000          5.673        5.681        5.688        5.710       6.261       6.613       6.928       7.248        7.577
98-08.000          5.664        5.671        5.678        5.698       6.202       6.526       6.814       7.107        7.408
98-12.000          5.654        5.662        5.667        5.686       6.144       6.438       6.700       6.966        7.240
98-16.000          5.645        5.652        5.657        5.674       6.086       6.350       6.586       6.825        7.072

             WAL  28.109       23.925       21.477       16.574       2.392       1.553       1.184       0.954        0.795
        Mod Durn  13.818       12.812       12.096       10.283       2.170       1.440       1.107       0.896        0.748
   Mod Convexity   2.898        2.404        2.102        1.492       0.060       0.028       0.018       0.013        0.009
Principal Window  May30-Jan34  Nov23-Jan34  Sep20-Jan34  Sep09-Jan34  Dec05-Jan07 May05-Nov05 Feb05-May05 Nov04-Feb05  Oct04-Dec04

LIBOR_1MO           1.10         1.10         1.10         1.10        1.10        1.10        1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A5

Banc of America

Balance      $12,000,000.00    Delay       24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000           Dated       01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004        First       02/25/2004
                               Payment

Price             LIBOR_1MO=   LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,
                  1.10, 5 CPR  10 CPR      12 CPR      15 CPR      20 CPR      25 CPR      30 CPR      35 CPR      40 CPR
                  Yield        Yield       Yield       Yield       Yield       Yield       Yield       Yield       Yield
100-28.500        5.431        5.195       4.709       4.043       3.328       2.647       1.964       1.263        0.552
100-29.500        5.428        5.186       4.688       4.006       3.273       2.576       1.876       1.158        0.430
100-30.500        5.425        5.177       4.667       3.968       3.218       2.504       1.788       1.053        0.309
100-31.500        5.422        5.168       4.646       3.931       3.164       2.433       1.700       0.949        0.187
101-00.500        5.418        5.159       4.626       3.894       3.109       2.362       1.613       0.844        0.065
101-01.500        5.415        5.150       4.605       3.857       3.054       2.291       1.525       0.740       -0.056
101-02.500        5.412        5.141       4.584       3.819       3.000       2.220       1.438       0.635       -0.178
101-03.500        5.409        5.132       4.563       3.782       2.945       2.149       1.350       0.531       -0.299
101-04.500        5.406        5.123       4.542       3.745       2.891       2.078       1.263       0.427       -0.420
101-05.500        5.402        5.114       4.522       3.708       2.836       2.007       1.175       0.323       -0.541
101-06.500        5.399        5.105       4.501       3.671       2.782       1.936       1.088       0.219       -0.662
101-07.500        5.396        5.096       4.480       3.634       2.728       1.865       1.001       0.115       -0.782
101-08.500        5.393        5.087       4.459       3.597       2.673       1.795       0.914       0.011       -0.903

             WAL 15.371        4.431       1.630       0.866       0.581       0.442       0.357       0.297        0.254
        Mod Durn  9.509        3.433       1.479       0.828       0.564       0.433       0.352       0.295        0.254
   Mod Convexity  1.464        0.304       0.054       0.014       0.007       0.005       0.003       0.003        0.002
Principal Window Feb04-Jun26   Feb04-Nov17 Feb04-May13 Feb04-Feb06 Feb04-Apr05 Feb04-Dec04 Feb04-Oct04 Feb04-Aug04  Feb04-Jul04

LIBOR_1MO          1.10         1.10        1.10        1.10        1.10        1.10        1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A6

Banc of America

Balance      $3,000,000.00    Delay        24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000          Dated        01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004       First        02/25/2004
                              Payment

Price              LIBOR_1MO=   LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,  LIBOR_1MO=,
                   1.10, 5 CPR  10 CPR       12 CPR       15 CPR      20 CPR      25 CPR      30 CPR      35 CPR       40 CPR
                   Yield        Yield        Yield        Yield       Yield       Yield       Yield       Yield        Yield
100-28.500          5.474        5.467        5.461        5.443      4.992       4.704       4.448       4.189        3.922
100-29.500          5.472        5.465        5.459        5.440      4.978       4.683       4.421       4.155        3.882
100-30.500          5.470        5.462        5.456        5.437      4.964       4.662       4.393       4.121        3.842
100-31.500          5.468        5.460        5.454        5.434      4.950       4.641       4.366       4.088        3.801
101-00.500          5.465        5.458        5.451        5.431      4.936       4.620       4.339       4.054        3.761
101-01.500          5.463        5.455        5.449        5.428      4.922       4.599       4.311       4.020        3.721
101-02.500          5.461        5.453        5.446        5.425      4.908       4.578       4.284       3.986        3.681
101-03.500          5.459        5.450        5.444        5.423      4.894       4.556       4.256       3.953        3.640
101-04.500          5.457        5.448        5.441        5.420      4.880       4.535       4.229       3.919        3.600
101-05.500          5.454        5.446        5.439        5.417      4.866       4.514       4.202       3.885        3.560
101-06.500          5.452        5.443        5.439        5.414      4.852       4.493       4.174       3.851        3.520
101-07.500          5.450        5.441        5.434        5.411      4.838       4.472       4.147       3.818        3.480
101-08.500          5.448        5.439        5.431        5.408      4.824       4.451       4.120       3.784        3.440

             WAL   28.109       23.925       21.477       16.574      2.392       1.553       1.184       0.954        0.795
        Mod Durn   14.055       13.009       12.271       10.424      2.191       1.458       1.124       0.913        0.765
   Mod Convexity    2.972        2.459        2.148        1.526      0.061       0.029       0.018       0.013        0.010
Principal Window   May30-Jan34  Nov23-Jan34  Sep20-Jan34  Sep09-Jan34 Dec05-Jan07 May05-Nov05 Feb05-May05 Nov04-Feb05  Oct04-Dec04

       LIBOR_1MO    1.10         1.10         1.10         1.10        1.10        1.10        1.10        1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A7

Banc of America

Balance      $5,000,000.00    Delay        24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000          Dated        01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004       First        02/25/2004
                              Payment

Price              LIBOR_1MO=  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,
                   1.10, 5 CPR 10 CPR       12 CPR       15 CPR       20 CPR       25 CPR       30 CPR      35 CPR      40 CPR
                   Yield        Yield        Yield       Yield        Yield        Yield        Yield       Yield       Yield
100-28.500         5.469        5.450        5.433       5.181        4.764        4.452        4.143       3.832       3.496
100-29.500         5.467        5.447        5.430       5.172        4.744        4.425        4.108       3.790       3.445
100-30.500         5.465        5.444        5.426       5.162        4.724        4.397        4.073       3.747       3.394
100-31.500         5.462        5.441        5.423       5.153        4.704        4.370        4.039       3.705       3.343
101-00.500         5.460        5.439        5.420       5.143        4.685        4.343        4.004       3.662       3.293
101-01.500         5.458        5.436        5.417       5.134        4.665        4.315        3.969       3.620       3.242
101-02.500         5.455        5.433        5.414       5.125        4.645        4.288        3.934       3.577       3.191
101-03.500         5.453        5.430        5.410       5.115        4.626        4.261        3.899       3.535       3.141
101-04.500         5.451        5.427        5.407       5.106        4.606        4.234        3.864       3.493       3.090
101-05.500         5.449        5.425        5.404       5.096        4.586        4.206        3.830       3.450       3.039
101-06.500         5.446        5.422        5.401       5.087        4.567        4.179        3.795       3.408       2.989
101-07.500         5.444        5.419        5.398       5.078        4.547        4.152        3.760       3.366       2.938
101-08.500         5.442        5.416        5.394       5.068        4.528        4.125        3.725       3.323       2.888

             WAL  24.953       17.549       14.114       3.713        1.674        1.188        0.922       0.752       0.627
        Mod Durn  13.326       11.019        9.590       3.273        1.565        1.128        0.883       0.725       0.608
   Mod Convexity   2.592        1.644        1.203       0.135        0.033        0.019        0.012       0.009       0.007
Principal Window  Aug27-May30  Jul19-Nov23  Oct15-Sep20  Sep06-Sep09  Jun05-Dec05  Feb05-May05  Nov04-Feb05 Sep04-Nov04 Aug04-Oct04

       LIBOR_1MO    1.10         1.10         1.10        1.10         1.10         1.10         1.10        1.10        1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 1A3

Banc of America

Balance      $7,929,000.00    Delay        24           WAC(1)     5.982821739     WAM(1)       359
Coupon       5.50000          Dated        01/01/2004   NET(1)     5.729322        WALA(1)      0
Settle       01/30/2004       First        02/25/2004
                              Payment

Price              LIBOR_1MO=  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=,  LIBOR_1MO=, LIBOR_1MO=, LIBOR_1MO=,
                   1.10, 5 CPR 10 CPR       12 CPR       15 CPR       20 CPR       25 CPR       30 CPR      35 CPR      40 CPR
                   Yield        Yield        Yield       Yield        Yield        Yield        Yield       Yield       Yield
100-28.500         5.469        5.450        5.433       5.181        4.764        4.452        4.143       3.832       3.496
100-29.500         5.467        5.447        5.430       5.172        4.744        4.425        4.108       3.790       3.445
100-30.500         5.465        5.444        5.426       5.162        4.724        4.397        4.073       3.747       3.394
100-31.500         5.462        5.441        5.423       5.153        4.704        4.370        4.039       3.705       3.343
101-00.500         5.460        5.439        5.420       5.143        4.685        4.343        4.004       3.662       3.293
101-01.500         5.458        5.436        5.417       5.134        4.665        4.315        3.969       3.620       3.242
101-02.500         5.455        5.433        5.414       5.125        4.645        4.288        3.934       3.577       3.191
101-03.500         5.453        5.430        5.410       5.115        4.626        4.261        3.899       3.535       3.141
101-04.500         5.451        5.427        5.407       5.106        4.606        4.234        3.864       3.493       3.090
101-05.500         5.449        5.425        5.404       5.096        4.586        4.206        3.830       3.450       3.039
101-06.500         5.446        5.422        5.401       5.087        4.567        4.179        3.795       3.408       2.989
101-07.500         5.444        5.419        5.398       5.078        4.547        4.152        3.760       3.366       2.938
101-08.500         5.442        5.416        5.394       5.068        4.528        4.125        3.725       3.323       2.888

             WAL  24.953       17.549       14.114       3.713        1.674        1.188        0.922       0.752       0.627
        Mod Durn  13.326       11.019        9.590       3.273        1.565        1.128        0.883       0.725       0.608
   Mod Convexity   2.592        1.644        1.203       0.135        0.033        0.019        0.012       0.009       0.007
Principal Window  Aug27-May30  Jul19-Nov23  Oct15-Sep20  Sep06-Sep09  Jun05-Dec05  Feb05-May05  Nov04-Feb05 Sep04-Nov04 Aug04-Oct04

       LIBOR_1MO    1.10         1.10         1.10        1.10         1.10         1.10         1.10        1.10        1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 bm04001 -- 5A1

Banc of America

Balance      $270,877,000.00    Delay      24            WAC(5)     7.179078177     WAM(5)      295
Coupon       6.50000            Dated      01/01/2004    NET(5)     6.925578        WALA(5)     46
Settle       01/30/2004         First      02/25/2004
                                Payment

Price             5 CPR       10 CPR      12 CPR       15 CPR       20 CPR       25 CPR       30 CPR       35 CPR       40 CPR
                  Yield       Yield       Yield        Yield        Yield        Yield        Yield        Yield        Yield
101-31.000         6.226      6.108       6.056        5.975        5.830        5.671        5.498        5.310        5.104
102-03.000         6.207      6.083       6.029        5.944        5.791        5.625        5.443        5.245        5.028
102-07.000         6.189      6.059       6.002        5.913        5.753        5.578        5.388        5.181        4.953
102-11.000         6.170      6.034       5.975        5.882        5.715        5.532        5.333        5.116        4.879
102-15.000         6.152      6.010       5.949        5.851        5.677        5.486        5.278        5.052        4.804
102-19.000         6.134      5.986       5.922        5.821        5.638        5.440        5.224        4.988        4.729
102-23.000         6.115      5.962       5.895        5.790        5.600        5.394        5.169        4.924        4.655
102-27.000         6.097      5.938       5.869        5.759        5.563        5.348        5.115        4.860        4.581
102-31.000         6.079      5.914       5.842        5.729        5.525        5.302        5.060        4.797        4.507
103-03.000         6.061      5.890       5.815        5.698        5.487        5.257        5.006        4.733        4.434
103-07.000         6.043      5.866       5.789        5.668        5.449        5.211        4.952        4.670        4.360
103-11.000         6.025      5.842       5.763        5.637        5.412        5.166        4.899        4.607        4.287
103-15.000         6.007      5.818       5.736        5.607        5.374        5.121        4.845        4.544        4.214

             WAL  10.221      7.066       6.198        5.173        3.965        3.148        2.567        2.134        1.800
        Mod Durn   6.632      5.019       4.539        3.943        3.191        2.641        2.224        1.897        1.633
   Mod Convexity   0.780      0.483       0.404        0.313        0.211        0.148        0.106        0.078        0.058
Principal Window  Feb04-Aug33 Feb04-Aug33 Feb04-Aug33  Feb04-Aug33  Feb04-Aug33  Feb04-Aug33  Feb04-Aug33  Feb04-Aug33  Feb04-Aug33

       LIBOR_1MO   1.10       1.10        1.10         1.10         1.10         1.10         1.10         1.10         1.10

Yield Curve Mat          6MO           2YR          3YR           5YR          10YR          30YR
            Yld          0.930         1.612        2.044         2.954        3.970         4.856

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offerto sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.